

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from the company's July 31, 1999 Quarterly Report Form 10-Q and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                                   1,000,000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              APR-30-2000
<PERIOD-END>                                   JUL-31-1999
<CASH>                                         181
<SECURITIES>                                   0
<RECEIVABLES>                                  256<F1>
<ALLOWANCES>                                   0  <F1>
<INVENTORY>                                    538
<CURRENT-ASSETS>                               1,009
<PP&E>                                         768
<DEPRECIATION>                                 418
<TOTAL-ASSETS>                                 1,749
<CURRENT-LIABILITIES>                          551
<BONDS>                                        56
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       10
<OTHER-SE>                                     905
<TOTAL-LIABILITY-AND-EQUITY>                   1,749
<SALES>                                        437
<TOTAL-REVENUES>                               437
<CGS>                                          205<F2>
<TOTAL-COSTS>                                  205<F2>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             4
<INCOME-PRETAX>                                60
<INCOME-TAX>                                   22
<INCOME-CONTINUING>                            38
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   38
<EPS-BASIC>                                  0.56<F3>
<EPS-DILUTED>                                  0.56<F4>

<F1>Accounts receivable is shown net of allowance for doubtful accounts.
    Allowance for doubtful accounts has not changed materially from the April 30, 1999 balance.
<F2>Includes excise taxes of $53 million.
<F3>Represents Basic EPS, calculated in accordance with SFAS No. 128.
<F4>Represents Diluted EPS, calculated in accordance with SFAS No. 128.


